UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                        ________________________________

                                 CURRENT REPORT

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                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         DATE OF REPORT:  MARCH 11, 2005
                        (Date of earliest event reported)
                        ________________________________

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                               SEQUIAM CORPORATION
               (Exact Name of Registrant as Specified in Charter)
                        ________________________________

         CALIFORNIA                      333-45678                33-0875030
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
       Incorporation)                                        Identification No.)


                                300 SUNPORT LANE
                             ORLANDO, FLORIDA 32809
                    (Address of Principal Executive Offices)

                                 (407) 541-0773
              (Registrant's telephone number, including area code)


          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On  March  11,  2005,  Sequiam  Corporation  (the "Company") entered into a
                                                        -------
Non-Exclusive  Reseller  Agreement (the "Agreement") with IKON Office Solutions,
                                         ---------
Inc. ("IKON"), which granted IKON the non-exclusive right to sell and distribute
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the  Company's  Smart  Access  123!  Suite  of  hosted  solutions  products (the
"Products").  IKON  is engaged in the sale and distribution of copier, print and
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other  office  products.

     Pursuant to the Agreement, the Company granted to IKON a non-exclusive right and license to distribute, market and sell to end-user customers ("Customers"), maintain, support, use for demonstration purposes and display the
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Products  or  any part thereof, within North America.  Accordingly, any licenses granted to Customers shall be between Company and such Customers. The Agreement does not restrict IKON from distributing any other products, including products that may compete with the Products.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        SEQUIAM CORPORATION
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Date: March 15, 2005    By: /s/ Mark L. Mroczkowski
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                        Name: Mark L. Mroczkowski
                             ----------------------------
                        Title: Senior Vice President and Chief Financial Officer
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